                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement           [   ]  CONFIDENTIAL, FOR USE OF THE
                                                    COMMISSION ONLY (AS PERMITTED BY RULE
                                                    14A-6(E)(2))
[   ]  Definitive Proxy Statement
[ X ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                           HUNTINGTON BANCSHARES INCORPORATED
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:
                                                            ---------------

       (5) Total fee paid:
                           ------------------------------------------------

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:
                                  ----------------------------------------
       (2) Form, Schedule or Registration Statement No.:
                                                        ------------------
       (3) Filing Party:
                        --------------------------------------------------
       (4) Date Filed:
                      ----------------------------------------------------

                        ================================

                             Huntington Bancshares

                                  Incorporated

                                     [LOGO]

                        ================================


                         Building on Core Competencies

     o  34th Largest Banking Organization in United States

     o  Total Assets $21.6 billion; ROA 1.35%

     o  Strong Geographic Markets

     o  Technology Pioneering

     o  Track Record of Improving Efficiencies


                                                   LOGO
                                                   Huntington Bancshares

                        FASTEST GROWING MARKETS IN U.S.

        o  Principal states:  Ohio, Michigan, Kentucky,
           Indiana, West Virginia and Florida

        o  Growing faster than the U.S. as a whole



                                Huntington
5 Year Growth Rate                Market                United States
Population                         0.93%                    1.05%
Gross State Product                2.77%                    1.88%
Employment                         1.74%                    1.39%


                                                      LOGO
                                                      Huntington Bancshares





                              TECHNOLOGY PIONEER:
                              A STEP-BY-STEP PLAN


1990:  Basic Data Integration and Voice Response
1991:  Developing Technology Partnerships
1992:  Direct Bank, Chex
1993:  Bill Pay
1994:  Huntington Access, Business Service Center
1995:  Debit Card, EC Company
1996:  CyberMark LLC, Huntington Web Bank/
           Security First Network Bank
1997:  Hogan, Huntington View,
           Data Warehouse




                                                      LOGO
                                                      Huntington Bancshares

                                EFFICIENCY RATIO

        o  Increased Revenues
        o  Utilization of Technology


                1994            1995            1996        1997
                 61              59              56          50




                                                        LOGO
                                                        Huntington Bancshares





                                    ONE BANK


o  Consolidate Operations and Support

o  Migrate to Common Operating System

o  Streamline Sales - Distribution Network

o  Merge All Banks into Huntington Nat'l Bank




                                                      LOGO
                                                      Huntington Bancshares

                             NEW CORE COMPETENCIES

o  Manage Integrated Distribution Systems
     o  Branch as Sales Office
     o  Electronic Banking
     o  Home Banking
          -  Web Bank
          -  Direct Bank
     o  Private Financial Group

o  Strengthen Sales Focus
o  Integrated Marketing Strategy
o  Business Enabling Technology




                                                       LOGO
                                                       Huntington Bancshares


                     MAXIMIZE SALES - DISTRIBUTION NETWORK

                        Banking Office           1995         1996       1997
                        Configuration
                        ------------------------------------------------------
ADDING "TOUCHPOINTS"    Full Service             288           283        280
FOR EXPANDED REACH      ------------------------------------------------------
                        ATM                      381           613        858
                        ------------------------------------------------------
                        Other                     34            47         57
                        ------------------------------------------------------
                        Total                    703           943       1195
                        ------------------------------------------------------
                        Growth                    19%           34%        27%
                        ------------------------------------------------------




                                                       LOGO
                                                       Huntington Bancshares

                             BRANCH AS SALES OFFICE


                        PAST    --------------  PRESENT

                                                      o     75
                                                   o     45
                                                o     25

                        BALANCES  ------------  UNITS OF SALE





                                                       LOGO
                                                       Huntington Bancshares





                           ELECTRONIC BANKING REVENUE
                                 (in millions)


                                     1995           1996           1997
                           ---------------------------------------------------
o  Access Offices                   2.175         10.358         21.169

o  ATM Deployment

o  Access/Debit
   Cards

o  Bill Pay

o  Home Banking



                                                       LOGO
                                                       Huntington Bancshares

                                  HOME BANKING


             Web Bank  +  Huntington Direct  =  Huntington at Home




                                                       LOGO
                                                       Huntington Bancshares




                              HUNTINGTON WEB BANK
                            HOUSEHOLD PROFITABILITY

                                Web Bank                Total Bank
Households                      4,508                    1,363,300
Avg. Accounts/HH                  6.8                          2.8
Avg. Services/HH                  5.2                          2.2
Avg. Profit/HH                 $54.77                       $26.84
Avg. Balances/HH              $16,714                      $16,981




                                                       LOGO
                                                       Huntington Bancshares

                               HUNTINGTON DIRECT

Total Calls (MM)           Total Sales (M)            Sales/Call Ratio(%)

'95    '96   '97            '95   '96  '97              '95   '96   '97
3.2    7.9   10.8           200   270  343             11.3   12.9   13.3

           Plan                      Plan                           Plan


                                                          LOGO
                                                          Huntington Bancshares


                           "PRIVATE FINANCIAL GROUP"

o Reaches Out to Baby Boomers

o Private Banking

o Trust Up 12%

o Insurance Up 31%

o 450 Licensed Brokers

o Investment Sales up 51%


                                                        LOGO
                                                        Huntington Bancshares

                             NEW CORE COMPETENCIES

o Manage Integrated Distribution Systems

  o  Branch as Sales Office

  o  Electronic Banking

  o  Home Banking

     o  Web Bank

     o  Direct Bank                                    LOGO

  o  Private Financial Group

  o  Strengthen Sales Focus

  o  Integrated Marketing Strategy

  o  Business Enabling Technology

                                                         LOGO
                                                         Huntington Bancshares





                              A NEW SALES CULTURE

o  Cohen-Brown Sales Training

o  Focus on Unit Sales

   o  new compensation structure                          LOGO

   o  emphasis on non-interest income

o  Sales Goals For Every Employee

   o  daily reviews


                                                         LOGO
                                                         Huntington Bancshares

                           TOTAL RETAIL SALES PER FTE


Week 1              Week 5            Week 7          Week 9

2.5                   3.2               3.7            3.9


                                                         LOGO
                                                         Huntington Bancshares


                             NEW CORE COMPETENCIES

o  Manage Integrated Distribution Systems

   o  Branch as Sales Office

   o  Electronic Banking

   o  Home Banking

      o  Web Bank

      o  Direct Bank

   o  Private Financial Group

o  Strengthen Sales Focus                               LOGO

o  Integrated Marketing Strategy

o  Business Enabling Technology


                                                         LOGO
                                                         Huntington Bancshares

                                 BRAND CAMPAIGN


                LOGO                           Take
                                              Control
                                                of
                                                Your
                                               Money.





                                                      LOGO
                                                      Huntington Bancshares



                                 DATA WAREHOUSE


                                                            Average                     Average
Huntington Households          %                             Age                        Income
------------------------------------------------------------------------------------------------
Fee Driven                     9                             35                         16,301
------------------------------------------------------------------------------------------------
Credit Driven                 19                             30                         49,594
------------------------------------------------------------------------------------------------
Middle Market                 30                             42                         47,717
------------------------------------------------------------------------------------------------
Depositor                     28                             66                         30,542
------------------------------------------------------------------------------------------------
Upscale                       14                             54                        100,922


                                                         LOGO
                                                         Huntington Bancshares

           DATA WAREHOUSE

            o 82% of profits are derived from 20% of customers
            o 20% of households control 55% of deposits
            o 96% of all households have one unprofitable account

Huntington Household Profitability

                                       %    NO. OF PRODUCTS

HIGHLY PROFITABLE                      20               3.2
PROFITABLE                             59               2.5
NOT PROFITABLE                         21               1.4



                                                  LOGO
                                                  Huntington Bancshares


           DATA WAREHOUSE

CUSTOMER PROFILE

TOP THREE RECOMMENDED                CENTRAL           SALES
PRODUCTS                             INFORMATION       FORCE
                                     SYSTEM
PROBABILITY OF SALE

CUSTOMER'S CURRENT PROFITABILITY




                                                     LOGO
                                                     Huntington Bancshares

             NEW CORE COMPETENCIES

o Manage Integrated Distribution Systems
   o Branch as Sales Office
   o Electronic Banking
   o Home Banking
      - Web Bank                                  LOGO
      - Direct Bank
   o Private Financial Group

o Strengthen Sales Focus

o Integrated Marketing Strategy

o Business Enabling Technology


                                                        LOGO
                                                        Huntington Bancshares




            BUSINESS ENABLING TECHNOLOGY

o Huntington View
    o Balance Reporting
    o Cash Flow Management
    o Funds Transfer
    o Electronic Mail                             LOGO
    o Investments
o Business Service Center
    o Streamline Approval for
      Loans <$250K
    o Credit Scoring
    o 24-48 Hour Approval



                                                 LOGO
                                                 Huntington Bancshares

        RESULTS:
          A MAJOR SMALL BUSINESS LENDER

  97% of the                 Greater than $5 million   2%
  Huntington's
   Market is              $250,000 to $5 million      17%
Small Business
                        $100,000 to $250,000          23%

                      Less than $100,000              58%

o Ranked 22nd in U.S.
o Expanded Cash Management Services



                                                     LOGO
                                                     Huntington Bancshares




        AUTO FINANCING
        LEADERSHIP

Among Top 5
U.S. Providers
 -J.D. Powers


  o Loan, Lease, Floor Plan, Insurance
  o Auto Financing up 14%
  o Expansion into Add-on Products
  o Drives New Business




                                                     LOGO
                                                     Huntington Bancshares

HUNTINGTON                FIRST
             Acquires
BANCSHARES               MICHIGAN


               LOGO

  Leveraging a Technology/Market
          Driven Company


  COMMON STRATEGY/COMMON VISION

o Multi-Channel Distribution

o Centrally Focused Technology/Operations

o Consolidated Systems and Products

o Sales/Service Orientation

o Strong, Seasoned Management Team

o Dominant Market Share in Major Markets




                                     LOGO
                                     Huntington Bancshares

        ENHANCE SHAREHOLDER VALUE

o Accretion of 1% ($.02) in 1998; 4% ($.09) in 1999

o Clearly identifiable expense savings/revenue opportunities

o IRR=16%, materially exceeds cost of equity

o Skills to realize the full potential of fast growth markets

o Leverages Huntington's strong core competency in retail, small business, products, marketing and technology


                                              LOGO
                                              Huntington Bancshares


        STRONG MARKET POSITIONS

o Top 3 market share in 12 counties

o #2 in market share in Grand Rapids MSA

o 80% of FMBC deposits in Grand Rapids MSA

o Top 3 in northern Michigan with 10% of FMBC deposits


                                               LOGO
                                               Huntington Bancshares

               PROVIDES ENTRY INTO FAST GROWING WESTERN MICHIGAN


                Unemployment (1)

               Grand Rapids MSA   United States
               ----------------   -------------
1995                  4.1%            5.2%


             Population Growth (2)

               Grand Rapids MSA   United States
               ----------------   -------------
1980-1990            11.5%             9.8%

1990-1996             7.2%             7.0%

1996-2000             6.0%             3.8%


o Ranked 22nd in U.S. Top 50 fastest growing metro areas (8.23% '90-'96)

o One of only four midwestern metro areas in this top 25 (Grand Rapids, Minneapolis-St. Paul, Columbus, Indianapolis)

  Notes: (1) Securities Development of Labor, Michigan Securities Commission
         (2) Bureau of the Census, U.S. Department of Commerce, Market Statistics S & MM 1996 "Survey of Buying Power"



                       FINANCIALLY ACCRETIVE TRANSACTION


                                   Pro Forma Earnings
                                 ---------------------
                                 1998             1999

HBAN Estimated EPS              $2.21            $2.41
Pro Forma EPS                    2.23             2.50
Accretion                          1%               4%

o Drivers
  o $19 million cost reduction in 1998
  o $32 million cost reduction in 1999
  o $12 million revenue enhancements in 1999



                                                        LOGO
                                                        Huntington Bancshares

                     HISTORY OF SHAREHOLDER VALUE CREATION

o Compound Annual Return to Shareholders*

  o 1 Year            24.7%
  o 5 Year            26.1%
  o 10 Year           19.3%
  o 20 Year           21.0%

o Compound Dividend Growth 13.2%

  *Assumes reinvestment of all dividends



                                                        LOGO
                                                        Huntington Bancshares




                          HUNTINGTON BANCSHARES, INC.

                                      LOGO

                              Target ROE: 18% plus
                               Target ROA: 1.30%
                          Target Efficiency Ratio: 50%

                           Take Control of Your Money.

                                   HUNTINGTON
SPRING 1997               BANCSHARES [LOGO] INCORPORATED            NASDAQ:HBAN

-------------------------------------------------------------------------------
INVESTMENT FEATURES

DIVIDEND REINVESTMENT PLAN
o partial and full dividend reinvestment
o optional cash purchases

VALUE ADDED
o five-year total return of 26.1%
o Stock price appreciated 20.7% in 1996
o Ten-year compound dividend growth of 13.2%

CONTINUED PROFITABILITY
1996 ROA =  1.31%
1996 ROE = 17.33%

HIGH QUALITY, DIVERSIFIED LOAN PORTFOLIO
o historically low chargeoffs
o non-performing loans less than 1% of total loans

-------------------------------------------------------------------------------
20-YEAR RETURN TO SHAREHOLDERS

      20.7%
      20-YEAR COMPOUND
      AVERAGE ANNUAL TOTAL RETURN

     76                  1,000
     77                  1,108
     78                  1,272
     79                  1,282
     80                  1,251
     81                  1,397
     82                  1,529
     83                  3,724
     84                  5,180
     85                  7,774
     86                  7,355
     87                  6,767
     88                  7,894
     89                 10,887
     90                  7,099
     91                 13,598
     92                 20,441
     93                 24,077
     94                 22,888
     95                 34,507
     96                 42,916

Assumes limited investment of $1,000 and reinvestment of all dividends

-------------------------------------------------------------------------------
TOTAL RETURN TO SHAREHOLDERS
 1 YEAR              24.7%
 5 YEAR              26.1%
10 YEAR              19.3%
20 YEAR              20.7%

-------------------------------------------------------------------------------
INVESTMENT DATA (AS OF 3/31/97)
52 WEEK RANGE:              31 3/4 - 21 1/4
SHARES OUTSTANDING:         142.8 MILLION
BOOK VALUE:                 $10.82
ANNUAL CASH DIVIDEND:       $0.80

-------------------------------------------------------------------------------
CORPORATE PROFILE

o Regional bank holding company with assets in excess of $20 billion
o Headquartered in Columbus, Ohio
o Operate 419 banking and non-banking offices
o Subsidiaries engage in retail and commercial banking, trust, investment and mortgage banking and other financial services

Non-Banking offices only  [Map]

Banking and Non-Banking Offices  [Map]

                                     [logo]

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Total Assets*                     $20,255           $20,852

Total Loans*                      $13,262           $14,261

Total Deposits*                   $12,637           $13,386

Total Risk-Based
Capital Ratio                       12.03%            11.31%

Non Performing
Loans/Total Loans                     .41%              .35%

Reserve Coverage of
Non Performing Loans                  354%              394%

Return on Assets                     1.28%             1.31%

Return on Equity                    16.27%            17.33%

EPS                                 $1.62             $1.80

*Dollars in millions
-------------------------------------------------------------------------------

STRATEGIES FOR FUTURE GROWTH

PROFITABILITY TARGETS: ROA>1.30%, ROE>18.0%

o Position bank as a strong sales organization
o Continue to emphasize growth in deposits and fee-based businesses
o Maximize net interest income while prudently managing liquidity, credit and interest rate risks
o Control expense growth--improve operating efficiency
o Maintain leadership position through the strategic application of technology to banking services
o Expand market share through internal growth and select acquisitions which enhance shareholder value
-------------------------------------------------------------------------------
FOR MORE INFORMATION, CONTACT

[LOGO]           CHERI GRAY
                 Investor Relations
                 (614) 480-3803

Huntington Bancshares Incorporated
Huntington Center, HC0635
Columbus, Ohio 43287

-------------------------------------------------------------------------------
10-YEAR DIVIDEND HISTORY
o Thirty-six consecutive years of increased cash dividends
o Stock dividend or stock split issued in each of the past 23 years

     13.2%
     10-Year Compound Annual
     Dividend Growth Rate*

     '87       .25
     '88       .27
     '89       .30
     '90       .35
     '91       .40
     '92       .44
     '93       .51
     '94       .62
     '95       .70
     '96       .76

* Restated for stock dividends and splits.

-------------------------------------------------------------------------------
5-YEAR TOTAL RETURN COMPARISON

   26.1%
   5-Year Total Return

               '91        '92        '93        '94        '95        '96

HBI           $100       $151       $178       $169       $258       $319
KBW50         $100       $128       $134       $128       $204       $289
S&P 500       $100       $108       $118       $120       $165       $203

Assumes initial investment of $100 and reinvestment of all dividends.

-------------------------------------------------------------------------------
HUNTINGTON WEB SITE

        Visit our Web Site at www.huntington.com

FMB                                             David M. Ondersma
First Michigan Bank                    Chairman and Chief Executive Officer
Corporation

July 31, 1997

Dear Shareholder,

First Michigan Bank Corporation reported another record quarter for the three months ended June 30, 1997. Net income for the second quarter of 1997 was $11,057,000, an 8.4% increase over 1996. Total assets rose 11.1% in the past 12 months, to $3,673,155,000 on June 30, 1997.

It is a tribute to the entire FMB team that our company sustained strong sales and continued growth during a quarter which also brought significant changes. As you know, FMB announced on May 5, 1997 that it had signed a definitive agreement to affiliate with Huntington Bancshares Incorporated of Columbus, Ohio. This agreement is subject to shareholder and regulatory approval.

You should have received by now the proxy statement/prospectus concerning this merger. Your vote is very important, and I urge you to return your signed proxy and, if possible, plan to attend our special shareholders meeting on September 9, at 9:30 a.m., at Rembrandt's at Bridgewater, 333 Bridge Street NW, Grand Rapids. I know the proxy statement/prospectus is lengthy and often uses legal language, but I encourage you to read the document. Let me call to your attention a page entitled "Questions and Answers About the Merger," a copy of which I have attached to this letter.

By unanimously approving the proposed merger, the Board believes this proposal is in the best interest of our shareholders. Therefore, the Board recommends that you vote in favor of the transaction. The offer received from Huntington reflects one of the highest prices in the nation paid for a banking company, as a multiple of earnings and book value, when compared to other mergers of First Michigan's size. First Michigan shareholders also can expect to receive a 28% increase in cash dividends as a shareholder of Huntington if Huntington continues to maintain its present cash dividend rate.

Planning for the integration of our two companies is underway. Because both of us share a similar customer service philosophy, we are confident that FMB bankers will continue to meet customer needs with the same high standards as they have done in the past.

Your second quarter dividend is enclosed and includes a dividend on the new shares awarded in FMB's annual 5% stock dividend. Because the Dividend Reinvestment Program has been suspended, all dividends are being paid in cash. You will receive information on the Huntington Bancshares Dividend Reinvestment Plan following the completion of the merger.

Thank you for your continued support of our company.

Sincerely,

/s/ David M. Ondersma

David M. Ondersma
Chairman and Chief Executive Officer